Dreyfus Premier Municipal
Bond Fund



ANNUAL REPORT April 30, 2002




The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             8   Statement of Investments

                            16   Statement of Assets and Liabilities

                            17   Statement of Operations

                            18   Statement of Changes in Net Assets

                            20   Financial Highlights

                            23   Notes to Financial Statements

                            29   Report of Independent Auditors

                            30   Important Tax Information

                            31   Board Members Information

                            33   Officers of the Fund

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                Dreyfus Premier
                                                            Municipal Bond Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We present this annual report for Dreyfus Premier Municipal Bond Fund, covering the 12-month period from May 1, 2001 through April 30, 2002. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, James Welch.

Over the past year, we've seen economic conditions ranging from recession to steps toward recovery. Events during the reporting period included the September 11 terrorist attacks, the bankruptcies of major U.S. corporations, an energy crisis in California and the first calendar quarter of U.S. economic contraction in about 10 years. Municipal bonds generally benefited from some of these events and were hurt by others. Many investors who attempted to profit from the market's short-term gyrations found that the market moved faster than they could.

Indeed, as many professionals can attest, the municipal bond market's direction becomes clearer only when viewed from a perspective measured in years, not weeks or months. Although you may become excited about the tax-exempt income opportunities or worried about the challenges presented under current market conditions, we encourage you to consider your long-term goals first. And, as always, we urge you to solicit the advice of a financial advisor who can help you navigate the right course to financial security for yourself and your family. For our part, and as we have for more than 50 years, we at The Dreyfus Corporation are ready to serve you with a full range of investment alternatives and experienced teams of portfolio managers.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
May 15, 2002




DISCUSSION OF FUND PERFORMANCE

James Welch, Portfolio Manager

How did Dreyfus Premier Municipal Bond Fund perform relative to its benchmark?

For the 12-month period ended April 30, 2002, the fund achieved a total return of 4.13% for Class A shares, 3.60% for Class B shares and 3.35% for Class C shares.(1) In comparison, the Lehman Brothers Municipal Bond Index, the fund's benchmark, achieved a total return of 7.00% for the same period.(2) Additionally, the fund is reported in the Lipper General Municipal Debt Funds category. Over the reporting period, the average total return for all funds reported in the category was 6.07% .(3)

During much of the reporting period, the fund benefited from price appreciation as interest rates fell. However, market weakness late in the reporting period offset some of those gains. The fund's returns lagged those of its benchmark and Lipper category, primarily because of poor performance among a limited number of corporate securities that the fund held, which were hurt by the recession and the September 11 terrorist attacks.

What is the fund's investment approach?

The fund seeks to maximize current income exempt from federal income tax to the extent consistent with the preservation of capital.

To achieve this goal, we employ two primary strategies. First, we evaluate interest-rate trends and supply-and-demand factors in the bond market. Based on that assessment, we select the individual tax-exempt bonds that we believe are most likely to provide the highest returns with the least risk. We look at such criteria as the bond's yield, price, age, the creditworthiness of its issuer and any provisions for early redemption.

Second, we actively manage the fund's average duration in anticipation of temporary supply-and-demand changes. If we expect the supply of newly issued bonds to increase temporarily, we may reduce the
                                                                        The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

fund's average duration to make cash available for the purchase of higher yielding securities. Conversely, if we expect demand for municipal bonds to surge at a time when we anticipate little issuance, we may increase the fund's average duration to maintain current yields for as long as practical.

What other factors influenced the fund's performance?

The weakening U.S. economy affected the fund's performance both positively and negatively during the reporting period. On the positive side, economic deterioration throughout much of the reporting period led to lower interest rates. The combination of reduced capital spending, eroding corporate earnings and rising unemployment -- all of which were intensified by the September 11 terrorist attacks -- prompted the Federal Reserve Board (the "Fed") to take action. In an attempt to stimulate renewed economic growth, the Fed aggressively reduced short-term interest rates to their lowest level in 40 years.

As interest rates and bond yields declined, municipal bond prices generally rose. That's because yields of newly issued bonds fell along with interest rates, making existing, higher yielding securities more valuable. In addition, bond prices moved higher as demand for high quality, fixed-income investments surged from investors seeking a more stable alternative to a volatile stock market. By maintaining the fund's weighted average maturity at a point that was modestly longer than that of its Lipper category, we enhanced the benefits of this favorable market environment by locking in existing yields for as long as practical.

On the other hand, economic deterioration hurt the fund's performance when it adversely affected the business fundamentals of corporate issuers in a number of industries. These effects were particularly severe among steel companies, which were hurt by low commodity prices amid industry consolidation, and airlines, which suffered when business and vacation travel slowed dramatically in the aftermath of the terrorist attacks. As is consistent with its income objective, the fund held a number of relatively high yielding, tax-exempt corporate bonds.

While most of these bonds have since rebounded from their lows, they have not yet reached pre-attack price levels. In the meantime, they continue to pay highly competitive levels of tax-exempt income.

What is the fund's current strategy?

Although we expect the steel, airline and other affected industries to weather the current economic storm, we have recently taken steps to improve the fund's overall credit quality. We have attempted to achieve a more equitable balance among income, total return and risk through broader diversification among corporate and government issuers. We have also intensified the fund's focus on
highly    rated    securities.

Although we have seen signs of economic recovery, we do not believe that interest-rate hikes are imminent. Nonetheless, we have adopted a more conservative strategy -- focusing on securities with 20-year maturities, toward the short end of the fund's range -- to protect against the possibility of higher interest rates later this year.

May 15, 2002

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, AND DOES NOT TAKE INTO CONSIDERATION THE MAXIMUM INITIAL SALES CHARGE IN THE CASE OF CLASS A SHARES, OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGES IMPOSED ON REDEMPTIONS IN THE CASE OF CLASS B AND CLASS C SHARES. HAD THESE CHARGES BEEN REFLECTED, RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES, AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT) FOR CERTAIN INVESTORS. CAPITAL GAINS, IF ANY, ARE FULLY TAXABLE.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE LEHMAN BROTHERS MUNICIPAL BOND INDEX IS A WIDELY ACCEPTED, UNMANAGED TOTAL RETURN PERFORMANCE BENCHMARK FOR THE LONG-TERM, INVESTMENT-GRADE, TAX-EXEMPT BOND MARKET. INDEX RETURNS DO NOT REFLECT FEES AND EXPENSES ASSOCIATED WITH OPERATING A MUTUAL FUND.

(3) SOURCE: LIPPER INC. -- CATEGORY AVERAGE RETURNS REFLECT THE FEES AND EXPENSES OF THE FUNDS COMPRISING THE AVERAGE.

                                                             The Fund

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Premier Municipal Bond Fund Class A shares and the Lehman Brothers Municipal Bond Index

((+))  SOURCE: LIPPER INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN CLASS A SHARES OF DREYFUS PREMIER MUNICIPAL BOND FUND ON 4/30/92 TO A $10,000 INVESTMENT MADE IN THE LEHMAN BROTHERS MUNICIPAL BOND INDEX (THE "INDEX") ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED. PERFORMANCE FOR CLASS B AND CLASS C SHARES WILL VARY FROM THE PERFORMANCE OF CLASS A SHARES SHOWN ABOVE DUE TO DIFFERENCES IN CHARGES AND EXPENSES.

THE FUND INVESTS PRIMARILY IN MUNICIPAL SECURITIES AND ITS PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT THE MAXIMUM INITIAL SALES CHARGE ON CLASS A SHARES AND ALL OTHER APPLICABLE FEES AND EXPENSES. THE INDEX, UNLIKE THE FUND, IS AN UNMANAGED TOTAL RETURN PERFORMANCE BENCHMARK FOR THE LONG-TERM, INVESTMENT-GRADE, TAX-EXEMPT BOND MARKET, CALCULATED BY USING MUNICIPAL BONDS SELECTED TO BE REPRESENTATIVE OF THE MUNICIPAL MARKET OVERALL. THE INDEX DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES WHICH CAN CONTRIBUTE TO THE INDEX POTENTIALLY OUTPERFORMING OR UNDERPERFORMING THE FUND. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.



Average Annual Total Returns AS OF 4/30/02


                                                    Inception                                                          From
                                                       Date          1 Year           5 Years       10 Years        Inception
-----------------------------------------------------------------------------------------------------------------------------------

CLASS A SHARES
WITH MAXIMUM SALES CHARGE (4.5%)                                    (0.56)%            3.31%          5.24%
WITHOUT SALES CHARGE                                                 4.13%             4.26%          5.73%

CLASS B SHARES
WITH APPLICABLE REDEMPTION CHARGE ((+))              1/15/93        (0.35)%            3.42%            --           4.90% ((+)(+))

WITHOUT REDEMPTION                                   1/15/93         3.60%             3.74%            --           4.90% ((+)(+))

CLASS C SHARES
WITH APPLICABLE REDEMPTION CHARGE ((+)(+)(+))        7/13/95         2.36%             3.49%            --           3.79%
WITHOUT REDEMPTION                                   7/13/95         3.35%             3.49%            --           3.79%

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

((+))       THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS B SHARES
            IS 4%. AFTER SIX YEARS CLASS B SHARES CONVERT TO CLASS A SHARES.

((+)(+))    ASSUMES THE CONVERSION OF CLASS B SHARES TO CLASS A SHARES AT THE
            END  OF THE SIXTH YEAR FOLLOWING THE DATE OF PURCHASE.

((+)(+)(+)) THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS C SHARES IS
            1% FOR SHARES REDEEMED WITHIN ONE YEAR OF THE DATE OF PURCHASE.

                                                             The Fund


STATEMENT OF INVESTMENTS


April 30, 2002

                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS--96.9%                                                        Amount ($)                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

ALABAMA--.8%

University of Alabama, HR

   5.75%, 9/1/2020 (Insured; MBIA)                                                            3,000,000                3,139,770

CALIFORNIA--8.0%

Big Bear Lake, Water Revenue

   6%, 4/1/2022 ( Insured; MBIA)                                                              2,000,000                2,264,780

California:

   6%, 4/1/2018                                                                               3,000,000                3,363,480

   5.625%, 5/1/2018                                                                           5,550,000                5,862,854

California Pollution Control Financing Authority, PCR

   (Southern California Edison Company) 7%, 3/1/2005                                          2,500,000                2,502,275

California Public Works Board, LR

  (Dept. of Corrections Corcoran)

   5.50%, 1/1/2017 (Insured; AMBAC)                                                           5,000,000                5,214,150

Foothill/Eastern Transportation Corridor Agency,
   Toll Road Revenue

   6%, 1/1/2034 (Prerefunded 1/1/2007)                                                        5,000,000  (a)           5,654,600

Los Angeles Unified School District

   5%, 7/1/2021 (Insured; FGIC)                                                               3,425,000                3,410,136

Sacramento Municipal Utility District, Electric Revenue

   5.25%, 7/1/2028                                                                            5,000,000                4,953,950

COLORADO--9.8%

Arapahoe County Capital Improvement Trust Fund,
  Highway Revenue (E-470 Project):

      Zero Coupon, 8/31/2005                                                                  2,530,000                2,277,658

      Zero Coupon, 8/31/2007 (Prerefunded 8/31/2005)                                          4,000,000  (a)           3,213,600

      7%, 8/31/2026 (Prerefunded 8/31/2005)                                                  11,000,000  (a)          12,736,900

Denver City and County, Airport Revenue:

   6%, 11/15/2017 (Insured; AMBAC)                                                            5,000,000                5,356,550

   7.50%, 11/15/2023 (Prerefunded 11/15/2004)                                                 2,060,000  (a)           2,338,121

   7.50%, 11/15/2023                                                                          9,715,000               10,810,949

Northwest Parkway Public Highway Authority, Revenue:

   Zero Coupon, 6/15/2027 (Insured; AMBAC)                                                    6,125,000                1,347,133

   7.125%, 6/15/2041 (Insured; AMBAC)                                                         2,500,000                2,561,450

CONNECTICUT--8.0%

Connecticut:

   9.369%, 6/15/2011                                                                          4,000,000  (b,c)         4,912,720

   8.969%, 12/15/2015                                                                         3,700,000  (b,c)         4,529,577

Connecticut Development Authority,
   PCR (Connecticut Light & Power) 5.85%, 9/1/2028                                            7,700,000                7,814,191


                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

CONNECTICUT (CONTINUED)

Connecticut Housing Finance Authority

   5.85%, 5/15/2031                                                                           2,465,000                2,508,483

Mashantucket Western Pequot Tribe, Special Revenue

   5.75%, 9/1/2027                                                                            8,000,000  (c)           7,873,520

University of Connecticut, Student Fee Revenue

   5.75%, 11/15/2029 (Insured; FGIC,
   Prerefunded 11/15/2010)                                                                    5,000,000  (a)           5,688,700

DISTRICT OF COLUMBIA--1.2%

District of Columbia Tobacco Settlement Financing Corporation

   6.75%, 5/15/2040                                                                           5,000,000                5,126,100

DELAWARE--.9%

Delaware Housing Authority, MFMR 7%, 5/1/2025                                                 3,725,000                3,875,788

FLORIDA--.6%

Highlands County Health Facilities Authority, Revenue

   (Adventist/Sunbelt) 6%, 11/15/2031                                                         2,500,000                2,515,650

GEORGIA--1.5%

Atlanta, Water and Wastewater Revenue

   5.50%, 11/1/2022 (Insured; FGIC)                                                           1,000,000                1,067,000

Georgia 5.25%, 7/1/2017                                                                       5,000,000                5,182,700

ILLINOIS--1.9%

Carol Stream, First Mortgage Revenue

   (Windsor Park Manor Project) 6.50%, 12/1/2007                                              2,000,000                2,065,100

Chicago O'Hare International Airport, Special Facility Revenue:

   (United Airlines Project) 5.20%, 4/1/2011                                                  4,500,000                2,347,245

East Chicago, PCR

   (Inland Steel Co. Project) 7.125%, 6/1/2007                                                3,000,000                  601,830

Illinois Development Finance Authority, Revenue

  (Community Rehabilitation Providers Facility):

      8.75%, 3/1/2010                                                                           122,000                  122,867

      8.25%, 8/1/2012                                                                         2,635,000                2,674,920

INDIANA--.2%

Indiana Development Finance Authority

   Exempt Facilities Revenue (Inland Steel)
   5.75%, 10/1/2011                                                                           5,000,000                1,001,650

KANSAS--1.3%

Wichita, HR (Christi Health System, Inc.):

   6.25%, 11/15/2019                                                                          2,000,000                2,146,040

   6.25%, 11/15/2020                                                                          3,000,000                3,204,090

                                                                                                     The Fund



STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

LOUISIANA--1.0%

Louisiana Housing Finance Agency, MFHR

   (LaBelle Projects) 9.75%, 10/1/2020                                                        3,945,000                4,238,153

MARYLAND--.5%

Maryland Energy Financing Administration, SWDR

   (Wheelabrator Water Projects) 6.45%, 12/1/2016                                             2,100,000                2,208,255

MASSACHUSETTS--5.3%

Massachusetts Health and Educational Facilities Authority,
   Revenue (Massachusetts Institute of Technology)
   5.20%, 1/2/2028                                                                            3,500,000                3,559,605

Massachusetts Industrial Finance Agency:
   Health Care Facility Revenue
      (Metro Health Foundation, Inc. Project)

         6.75%, 12/1/2027                                                                     8,000,000                7,346,320

   Water Treatment Revenue (American Hingham)
      6.95%, 12/1/2035                                                                        2,640,000                2,723,926

Route 3 North Transportation Improvement Asscociation, LR:

   5.75%, 6/15/2017 (Insured; MBIA)                                                           3,000,000                3,219,960

   5.25%, 6/15/2024 (Insured; MBIA)                                                           5,315,000                5,344,339

MICHIGAN--.9%

Michigan Hospital Finance Authority, Revenue

   8.56%, 11/15/2007                                                                          3,225,000  (b,c)         3,642,992

MINNESOTA--1.0%

Minneapolis and St. Paul Metropolitan Airports

   Commission, Airport Revenue
   5.75%, 1/1/2014 (Insured, FGIC)                                                            4,000,000                4,271,000

MISSISSIPPI--.7%

Mississippi Business Finance Corporation, PCR

   (System Energy Resources, Inc.) 5.90%, 05/01/2022                                          3,000,000                2,886,000

MISSOURI--.6%

Saint Louis Industrial Development Authority

   (Saint Louis Convention) 7.25%, 12/15/2035                                                 2,500,000                2,600,550

NEW JERSEY--7.7%

New Jersey Economic Development Authority, Revenue:

   8.645%, Series A, 6/15/2016                                                                2,495,000  (b,c)         2,762,738

   8.645%, Series B, 6/15/2016                                                                2,495,000  (b,c)         2,720,972

   (School Facilities-Construction 2001):

      5.25%, 6/15/2015 (Insured; AMBAC)                                                          10,000                   10,537

      5.25%, 6/15/2016 (Insured; AMBAC)                                                          10,000                   10,453

   Special Facilities (Continental Airlines Inc. Project):

      6.25%, 9/15/2019                                                                        5,750,000                5,147,343

      6.25% 9/15/2029                                                                         2,000,000                1,747,240


                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

NEW JERSEY (CONTINUED)

New Jersey Turnpike Authority, Turnpike Revenue:

   10.165%, 1/1/2011                                                                          6,350,000  (b,c)         8,089,900

   5.625%, 1/1/2015 (Insured; MBIA)                                                           4,700,000                5,056,777

   5.50%, 1/1/2030 (Insured; MBIA)                                                            6,000,000                6,186,780

NEW MEXICO--.4%

Farmington, PCR

   (Public Service Co.--San Juan Project) 6.375%, 4/1/2022                                    1,800,000                1,844,298

NEW YORK--7.2%

New York City Industrial Development Agency

   IDR, (Laguardia Associates LP Project) 5.80%, 11/1/2013                                    4,710,000                3,961,110

New York City Municipal Water Finance Authority

  Water & Sewer Systems Revenue:

      6.50%, 6/15/2031 (Prerefunded 6/15/2010)                                                2,000,000  (a)           2,396,060

      6%, 6/15/2033 (Prerefunded 6/15/2010)                                                   3,085,000  (a)           3,581,716

      6%, 6/15/2033                                                                           1,915,000                2,200,144

New York State Dormitory Authority, Revenues:

  (New York University):

      5.75%, 7/1/2016 (Insured; MBIA).                                                        2,300,000                2,571,699

      6%, 7/1/2017 (Insured; MBIA).                                                           3,500,000                3,995,495

New York State Energy Research and Development Authority,

  Electric Facilities Revenue (Long Island Lighting Co.):

      7.15%, 9/1/2019 (Prerefunded 6/15/2002)                                                 1,115,000  (a)           1,144,369

      7.15%, 6/1/2020                                                                         2,980,000                3,053,755

      7.15%, 12/1/2020                                                                        1,320,000                1,352,670

Scotia Housing Authority, Housing Revenue

   (Coburg Village, Inc. Project) 3.05%, 7/1/2018                                             4,000,000                3,259,640

Triborough Bridge and Tunnel Authority, Revenue

   5%, 1/1/2032                                                                               2,500,000                2,386,475

NORTH CAROLINA--1.0%

North Carolina Eastern Municipal Power Agency,
   Power System Revenue 7%, 1/1/2013                                                          3,500,000                4,030,775

OHIO--1.9%

Ohio Water Development Authority,
  Pollution Control Facilites Revenue

   (Cleveland Electric) 6.10%, 8/1/2020                                                       4,300,000                4,343,387

Rickenbacker Port Authority, Capital Funding Revenue

   (Oasbo Expanded Asset Pooled) 5.375%, 1/1/2032                                             3,500,000                3,411,100

OKLAHOMA--3.2%

Holdenville Industrial Authority, Correctional Facility Revenue:

   6.60%, 7/1/2010 (Prerefunded 7/1/2006)                                                     2,045,000  (a)           2,354,000

   6.70%, 7/1/2015 (Prerefunded 7/1/2006)                                                     4,625,000  (a)           5,341,783

                                                                                                     The Fund

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

OKLAHOMA (CONTINUED)

Tulsa Municipal Airport Trust Revenue

   (American Airlines) 5.65%, 12/1/2008                                                       6,100,000                5,500,797

PENNSYLVANIA--1.8%

Montgomery County Higher Education and Health Authority

  First Mortgage Revenue (AHF/Montgomery, Inc. Project)

   10.50%, 9/1/2020                                                                           3,310,000                3,365,542

Pennsylvania Intergovernmental Cooperative Authority

  Special Tax Revenue (Philadelphia Funding Program)

   6.80%, 6/15/2022 (Prerefunded 6/15/2002)                                                   2,000,000  (a)           2,013,060

Sayre Health Care Facilities Authority, Revenue

   (Guthrie Health) 6.25%, 12/1/2015                                                          2,000,000                2,126,480

RHODE ISLAND--.8%

Providence, Special Tax Increment Obligation
   6.65%, 6/1/2016                                                                            3,000,000                3,160,380

SOUTH CAROLINA--1.7%

Tobacco Settlement Revenue Management Authority

   Tobacco Settlement Revenue 6.375%, 5/15/2028                                               7,000,000                7,035,770

TENNESSEE--3.6%

Knox County Health Educational and Housing Facilities
  Board Hospital Facilities Revenue
  (East Tennessee Baptist Health Systems)

   6.375%, 4/15/2022                                                                          3,500,000                3,501,225

Memphis Center Revenue Finance Corporation,
   Sports Facility Revenue

   (Memphis Redbirds) 6.50%, 9/1/2028                                                         8,000,000                7,955,120

Shelby County Health Educational and Housing Facilities,

  Multi-Family Housing Board Revenue (Cameron Kirby)

   7.25%, 7/1/2023                                                                            2,950,000                2,927,521

TEXAS--6.4%

Alliance Airport Authority, Special Facilities Revenue

   10.191%, 4/1/2021                                                                          2,500,000  (b,c)         2,629,450

   (Federal Express Corp. Project) 6.375%, 4/1/2021                                              40,000                   41,086

Dallas-Fort Worth International Airport Facility Improvement

  Corporation, Revenue (American Airlines, Inc.)

   6.375%, 5/1/2035                                                                           5,900,000                4,695,987

Gulf Coast Waste Disposal Authority, Revenue

   (Waste Disposal--Valero Energy Corp.) 5.60%, 4/1/2032                                      6,000,000                5,569,980

Harris County Health Facilities Development
   Corporation, Revenue (St. Luke's Episcopal Hospital)
   5.375%, 2/15/2026                                                                          2,000,000                1,944,900


                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

TEXAS (CONTINUED)

Houston Airport System Improvement Revenue

  (Special Facilities--Continental Airline Terminal)

   6.75%, 7/1/2029 (Insured; MBIA)                                                            5,000,000                4,553,550

Sabine River Authority, PCR (TXU Electric Company Project)

   5.50%, 11/1/2011                                                                           2,500,000                2,524,300

Texas Public Property Finance Corp., Revenue

  (Mental Health and Retardation Center)

   8.20%, 10/1/2012 (Prerefunded 10/1/2002)                                                   1,700,000  (a)           1,780,359

Tyler Health Facilities Development Corporation, HR

   (Mother Frances Hospital) 5.625%, 7/1/2013                                                 2,680,000                2,679,571

UTAH--2.8%

Carbon County, SWDR:

   (East Carbon Development Corp.) 9%, 7/1/2012                                               3,500,000                3,509,520

   (Sunnyside Cogeneration--A) 7.10%, 8/15/2023                                               7,175,000                7,304,652

   (Sunnyside Cogeneration--B) Zero Coupon, 8/15/2024                                         2,320,000                  592,366

VIRGINIA--2.0%

Virginia Housing Development Authority,
   Commonwealth Mortgage 5.80%, 1/1/2018                                                      6,180,000                6,461,808

West Point Industrial Development Authority, SWDR

  (Chesapeake Corp.)

   6.375%, 3/1/2019                                                                           2,000,000                1,735,940

WEST VIRGINIA--1.7%

Upshur County, SWDR (TJ International Project)
   7%, 7/15/2025                                                                              3,500,000                3,672,375

West Virginia Hospital Finance Authority, HR

   (Charleston Area Medical Center) 6%, 9/1/2012                                              3,030,000                3,261,795

U.S. RELATED--10.5%

Commonwealth of Puerto Rico:

   6.25%, 7/1/2013 (Insured; MBIA)                                                            3,000,000                3,545,100

   5.65%, 7/1/2015 (Insured; MBIA)                                                            4,000,000                4,508,320

   Public Improvement:

      5.25%, 7/1/2013 (Insured; MBIA)                                                         6,000,000                6,559,560

      6.50%, 7/1/2014 (Insured; MBIA)                                                         5,000,000                6,041,400

Puerto Rico Public Finance Corporation 6%, 8/1/2026                                          13,000,000               14,317,940

Puerto Rico Infrastructure Financing Authority
   5.50%, 10/1/2040                                                                           4,000,000                4,152,880

Puerto Rico Telephone Authority, Revenue

   9.08%, 1/25/2007 (Insured; MBIA, Prerefunded 1/1/2003)                                     3,950,000  (a,b,c)       4,248,339

TOTAL LONG-TERM MUNICIPAL INVESTMENTS

   (cost $394,455,177)                                                                                               401,185,916

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                              Principal
SHORT-TERM INVESTMENTS--1.7%                                                                  Amount ($)                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

CALIFORNIA--.7%

Newport Beach, Revenue, VRDN

   (Hoag Memorial Hospital) 1.70%                                                             3,000,000  (d)           3,000,000

PENNSYLVANIA--.8%

Schuylkill County Industrial Development Authority, VRDN

  RRR (Northeastern Power Company)

   1.70% (LOC; Dexia Credit Local De France)                                                  3,250,000  (d)           3,250,000

TENNESSEE--.2%

Blount County Public Building Authority, VRDN

   (Local Government Public Improvement)
   1.75% (Insured: AMBAC)                                                                     1,000,000  (d)           1,000,000

TOTAL SHORT-TERM MUNICIPAL INVESTMENTS

   (cost $7,250,000)                                                                                                   7,250,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $401,705,177)                                                              98.6%             408,435,916

CASH AND RECEIVABLES (NET)                                                                          1.4%               5,901,158

NET ASSETS                                                                                        100.0%             414,337,074


Summary of Abbreviations

AMBAC                American Municipal Bond
                          Assurance Corporation

FGIC                 Financial Guaranty Insurance
                          Company

HR                   Hospital Revenue

IDR                  Industrial Development Revenue

LOC                  Letter of Credit

LR                   Lease Revenue

MBIA                 Municipal Bond Investors Assurance
                          Insurance Corporation

MFHR                 Multi-Family Housing Revenue

MFMR                 Multi-Family Mortgage Revenue

PCR                  Pollution Control Revenue

RRR                  Resources Recovery Revenue

SWDR                 Solid Waste Disposal Revenue

VRDN                 Variable Rate Demand Notes

Summary of Combined Ratings (Unaudited)

Fitch                or          Moody's               or        Standard & Poor's                            Value (%)
------------------------------------------------------------------------------------------------------------------------------------

AAA                              Aaa                             AAA                                              39.8

AA                               Aa                              AA                                                9.2

A                                A                               A                                                15.3

BBB                              Baa                             BBB                                              12.6

BB                               Ba                              BB                                                7.2

B                                B                               B                                                  .6

CCC                              Caa                             CCC                                                .1

F-1+, F-1                        VMIG1,MIG1,P1                   SP1,A1                                            1.8

Not Rated (e)                    Not Rated (e)                   Not Rated (e)                                    13.4

                                                                                                                 100.0

(A)  BONDS  WHICH  ARE  PREREFUNDED  ARE   COLLATERALIZED  BY  U.S.   GOVERNMENT
     SECURITIES  WHICH  ARE HELD IN  ESCROW  AND ARE USED TO PAY  PRINCIPAL  AND
     INTEREST  ON THE  MUNICIPAL  ISSUE AND TO  RETIRE  THE BONDS IN FULL AT THE
     EARLIEST REFUNDING DATE.

(B)  INVERSE   FLOATER   SECURITY--THE   INTEREST  RATE  IS  SUBJECT  TO  CHANGE
     PERIODICALLY.

(C)  SECURITIES EXEMPT FROM  REGISTRATION  UNDER RULE 144A OF THE SECURITIES ACT
     OF 1933.  THESE  SECURITIES  MAY BE  RESOLD  IN  TRANSACTIONS  EXEMPT  FROM
     REGISTRATION,  NORMALLY TO  QUALIFIED  INSTITUTIONAL  BUYERS.  AT APRIL 30,
     2002, THESE SECURITIES AMOUNTED TO $41,410,208 OR 10.0% OF NET ASSETS.

(D)  SECURITIES PAYABLE ON DEMAND.  VARIABLE INTEREST  RATE--SUBJECT TO PERIODIC
     CHANGE.

(E)  SECURITIES WHICH, WHILE NOT RATED BY FITCH,  MOODY'S AND STANDARD & POOR'S,
     HAVE BEEN  DETERMINED BY THE MANAGER TO BE OF  COMPARABLE  QUALITY TO THOSE
     RATED SECURITIES IN WHICH THE FUND MAY INVEST.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF ASSETS AND LIABILITIES

April 30, 2002

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           401,705,177   408,435,916

Receivable for investment securities sold                            11,172,756

Interest receivable                                                   7,827,739

Receivable for shares of Beneficial Interest subscribed                 686,569

Prepaid expenses                                                         30,411

                                                                    428,153,391
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           293,966

Cash overdraft due to Custodian                                       3,609,339

Payable for investment securities purchased                           9,635,198

Payable for shares of Beneficial Interest redeemed                      151,264

Accrued expenses                                                        126,550

                                                                     13,816,317
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      414,337,074
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     439,249,271

Accumulated net realized gain (loss) on investments                 (31,642,936)

Accumulated net unrealized appreciation (depreciation)
  on investments                                                      6,730,739
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      414,337,074

NET ASSET VALUE PER SHARE


                                                                              Class A         Class B         Class C
------------------------------------------------------------------------------------------------------------------------------------

Net Assets ($)                                                            361,701,110      43,092,439       9,543,525

Shares Outstanding                                                         27,853,209       3,317,329         733,743
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE ($)                                                   12.99           12.99           13.01

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Year Ended April 30, 2002

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                     25,255,958

EXPENSES:

Management fee--Note 3(a)                                            2,268,271

Shareholder servicing costs--Note 3(c)                               1,328,328

Distribution fees--Note 3(b)                                           273,086

Professional fees                                                       51,642

Custodian fees                                                          46,894

Registration fees                                                       45,453

Prospectus and shareholders' reports                                    18,610

Trustees' fees and expenses--Note 3(d)                                  14,766

Loan commitment fees--Note 2                                             5,845

Miscellaneous                                                           24,218

TOTAL EXPENSES                                                       4,077,113

INVESTMENT INCOME--NET                                              21,178,845
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                             (5,373,179)

Net unrealized appreciation (depreciation) on investments              734,517

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS              (4,638,662)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                16,540,183

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS

                                                      Year Ended April 30,
                                             -----------------------------------
                                                     2002                 2001
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                         21,178,845           20,496,123

Net realized gain (loss) on investments        (5,373,179)          (8,801,010)

Net unrealized appreciation (depreciation)
   on investments                                 734,517           21,015,558

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   16,540,183           32,710,671
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Class A shares                                (18,710,976)         (18,074,829)

Class B shares                                 (2,161,336)          (2,231,704)

Class C shares                                   (249,451)            (189,590)

TOTAL DIVIDENDS                               (21,121,763)         (20,496,123)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold:

Class A shares                                340,387,516          132,537,116

Class B shares                                 13,593,354            9,420,935

Class C shares                                  7,358,813            3,915,107

Dividends reinvested:

Class A shares                                 10,070,982           10,154,427

Class B shares                                  1,093,466            1,117,924

Class C shares                                    145,893               89,797

Cost of shares redeemed:

Class A shares                               (334,112,802)        (165,565,861)

Class B shares                                (18,088,421)         (17,914,938)

Class C shares                                 (1,935,376)          (4,533,558)

INCREASE (DECREASE) IN NET ASSETS FROM
   BENEFICIAL INTEREST TRANSACTIONS            18,513,425          (30,779,051)

TOTAL INCREASE (DECREASE) IN NET ASSETS        13,931,845          (18,564,503)
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           400,405,229          418,969,732

END OF PERIOD                                 414,337,074          400,405,229

SEE NOTES TO FINANCIAL STATEMENTS.


                                                      Year Ended April 30,
                                              ----------------------------------
                                                     2002                 2001
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

CLASS A(A)

Shares sold                                    26,025,843           10,163,785

Shares issued for dividends reinvested            766,918              780,581

Shares redeemed                               (25,526,222)         (12,706,866)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING   1,266,539           (1,762,500)
--------------------------------------------------------------------------------

CLASS B(A)

Shares sold                                     1,030,757              721,846

Shares issued for dividends reinvested             83,220               85,972

Shares redeemed                                (1,374,429)          (1,382,746)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING    (260,452)            (574,928)
--------------------------------------------------------------------------------

CLASS C

Shares sold                                       562,403              302,995

Shares issued for dividends reinvested             11,151                6,898

Shares redeemed                                  (146,370)            (349,622)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     427,184              (39,729)

(A) DURING THE PERIOD ENDED APRIL 30, 2002, 589,771 CLASS B SHARES REPRESENTING $7,810,947 WERE AUTOMATICALLY CONVERTED TO 589,912 CLASS A SHARES AND DURING THE PERIOD ENDED APRIL 30, 2001, 493,694 CLASS B SHARES REPRESENTING $6,398,705 WERE AUTOMATICALLY CONVERTED TO 493,976 CLASS A SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.


                                                                                          Year Ended April 30,
                                                           -------------------------------------------------------------------------
CLASS A SHARES                                                   2002(a)           2001           2000           1999          1998
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            13.14             12.75          14.33          14.69         14.11

Investment Operations:

Investment income--net                                            .68(b)            .66            .70            .72           .79

Net realized and unrealized gain (loss)
   on investments                                                (.15)              .39          (1.42)          (.15)          .66

Total from Investment Operations                                  .53              1.05           (.72)           .57          1.45

Distributions:

Dividends from investment income--net                            (.68)             (.66)          (.70)          (.72)         (.79)

Dividends from net realized gain
   on investments                                                  --                --           (.16)          (.21)         (.08)

Total Distributions                                              (.68)             (.66)          (.86)          (.93)         (.87)

Net asset value, end of period                                  12.99             13.14          12.75          14.33         14.69
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                              4.13              8.42          (5.01)          3.96         10.52
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                           .92               .98            .93            .91           .91

Ratio of net investment income
   to average net assets                                         5.20              5.09           5.28           4.96          5.42

Portfolio Turnover Rate                                         49.90             58.03          70.39          46.84         26.33
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                         361,701           349,345        361,567        432,276       447,869

(A)  AS REQUIRED,  EFFECTIVE MAY 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS OF
     THE AICPA AUDIT AND  ACCOUNTING  GUIDE FOR  INVESTMENT  COMPANIES AND BEGAN
     AMORTIZING DISCOUNT OR PREMIUM ON A SCIENTIFIC BASIS FOR DEBT SECURITIES ON
     A DAILY  BASIS.  THE EFFECT OF THIS  CHANGE FOR THE PERIOD  ENDED APRIL 30,
     2002 WAS TO  INCREASE  NET  INVESTMENT  INCOME PER SHARE AND  DECREASE  NET
     REALIZED AND UNREALIZED  GAIN (LOSS) ON INVESTMENTS  PER SHARE BY LESS THAN
     $.01 AND INCREASE THE RATIO OF NET INVESTMENT  INCOME TO AVERAGE NET ASSETS
     FROM  5.19% TO  5.20%.  PER  SHARE  DATA AND  RATIOS/SUPPLEMENTAL  DATA FOR
     PERIODS  PRIOR TO MAY 1, 2001 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE
     IN PRESENTATION.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  EXCLUSIVE OF SALES CHARGE.

SEE NOTES TO FINANCIAL STATEMENTS.


                                                                                          Year Ended April 30,
                                                            ------------------------------------------------------------------------
CLASS B SHARES                                                   2002(a)           2001            2000           1999          1998
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                          13.14             12.76           14.33          14.69         14.11

Investment Operations:

Investment income--net                                          .61(b)            .60             .63            .65           .72

Net realized and unrealized gain (loss)
   on investments                                              (.15)              .38           (1.41)          (.15)          .66

Total from Investment Operations                                .46               .98            (.78)           .50          1.38

Distributions:

Dividends from investment income--net                          (.61)             (.60)           (.63)          (.65)         (.72)

Dividends from net realized gain
   on investments                                                --                --            (.16)          (.21)         (.08)

Total Distributions                                            (.61)             (.60)           (.79)          (.86)         (.80)

Net asset value, end of period                                12.99             13.14           12.76          14.33         14.69
----------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                            3.60              7.93           (5.51)          3.43          9.95
----------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                        1.43              1.49            1.45           1.42          1.42

Ratio of net investment income
   to average net assets                                       4.69              4.63            4.71           4.44          4.89

Portfolio Turnover Rate                                       49.90             58.03           70.39          46.84         26.33
----------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                        43,092            47,026          52,979        112,583       119,457

(A)  AS REQUIRED,  EFFECTIVE MAY 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS OF
     THE AICPA AUDIT AND  ACCOUNTING  GUIDE FOR  INVESTMENT  COMPANIES AND BEGAN
     AMORTIZING DISCOUNT OR PREMIUM ON A SCIENTIFIC BASIS FOR DEBT SECURITIES ON
     A DAILY  BASIS.  THE EFFECT OF THIS  CHANGE FOR THE PERIOD  ENDED APRIL 30,
     2002 WAS TO  INCREASE  NET  INVESTMENT  INCOME PER SHARE AND  DECREASE  NET
     REALIZED AND UNREALIZED  GAIN (LOSS) ON INVESTMENTS  PER SHARE BY LESS THAN
     $.01 AND INCREASE THE RATIO OF NET INVESTMENT  INCOME TO AVERAGE NET ASSETS
     FROM  4.68% TO  4.69%.  PER  SHARE  DATA AND  RATIOS/SUPPLEMENTAL  DATA FOR
     PERIODS  PRIOR TO MAY 1, 2001 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE
     IN PRESENTATION.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  EXCLUSIVE OF SALES CHARGE.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                        Year Ended April 30,
                                                           -------------------------------------------------------------------------
CLASS C SHARES                                                   2002(a)          2001            2000           1999          1998
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                           13.16            12.77           14.35          14.71         14.12

Investment Operations:

Investment income--net                                           .57(b)           .57             .60            .61           .68

Net realized and unrealized gain (loss)
   on investments                                               (.14)             .39           (1.42)          (.15)          .67

Total from Investment Operations                                 .43              .96            (.82)           .46          1.35

Distributions:

Dividends from investment income--net                           (.58)            (.57)           (.60)          (.61)         (.68)

Dividends from net realized gain
   on investments                                                 --               --            (.16)          (.21)         (.08)

Total Distributions                                             (.58)            (.57)           (.76)          (.82)         (.76)

Net asset value, end of period                                 13.01            13.16           12.77          14.35         14.71
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                             3.35             7.63           (5.71)          3.16          9.73
-----------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                         1.66             1.72            1.68           1.67          1.69

Ratio of net investment income
   to average net assets                                        4.45             4.36            4.52           4.11          4.55

Portfolio Turnover Rate                                        49.90            58.03           70.39          46.84         26.33
-----------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                          9,544            4,035           4,424          8,095         3,019

(A)  AS REQUIRED,  EFFECTIVE MAY 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS OF
     THE AICPA AUDIT AND  ACCOUNTING  GUIDE FOR  INVESTMENT  COMPANIES AND BEGAN
     AMORTIZING DISCOUNT OR PREMIUM ON A SCIENTIFIC BASIS FOR DEBT SECURITIES ON
     A DAILY  BASIS.  THE EFFECT OF THIS  CHANGE FOR THE PERIOD  ENDED APRIL 30,
     2002 WAS TO  INCREASE  NET  INVESTMENT  INCOME PER SHARE AND  DECREASE  NET
     REALIZED AND UNREALIZED  GAIN (LOSS) ON INVESTMENTS  PER SHARE BY LESS THAN
     $.01 AND INCREASE THE RATIO OF NET INVESTMENT  INCOME TO AVERAGE NET ASSETS
     FROM  4.42% TO  4.45%.  PER  SHARE  DATA AND  RATIOS/SUPPLEMENTAL  DATA FOR
     PERIODS  PRIOR TO MAY 1, 2001 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE
     IN PRESENTATION.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  EXCLUSIVE OF SALES CHARGE.

SEE NOTES TO FINANCIAL STATEMENTS.


NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Premier Municipal Bond Fund (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified open-end management investment company. The fund's investment objective is to maximize current income exempt from Federal income tax to the extent consistent with the preservation of capital. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A, which is a wholly-owned subsidiary of Mellon Financial Corporation

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class A, Class B and Class C. Class A shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase (five years for shareholders beneficially owning Class B shares on November 30, 1996) and Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Class B shares automatically convert to Class A shares after six years.Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights.

The fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities (excluding options and financial futures on municipal and U.S. Treasury securities) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the
                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. Treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day.

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premium and discount on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Under the terms of the custody agreement, the fund received net earnings credits of $10,471 during the period ended April 30, 2002 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

(C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the " Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(D) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

At April 30, 2002, the components of accumulated earnings on a tax basis were as follows: accumulated capital losses $25,491,614 and unrealized appreciation $6,686,654. In addition, the portfolio had $6,033,992 of capital losses realized after October 31, 2001 which were deferred for tax purposes to the first day of the following fiscal year.

The accumulated capital losses are available to be applied against future net securities profits, if any, realized subsequent to April 30, 2002. If not applied, $11,182,708 of the carryover expires in fiscal 2008, $9,553,959 expires in fiscal 2009 and $4,754,947 expires in fiscal 2010.

The tax character of distributions paid to shareholders during the fiscal periods ended April 30, 2002 and April 30, 2001, were as follows: tax exempt income $21,121,763 and $20,496,123, respectively.

During the period ended April 30, 2002, as a result of permanent book to tax differences, the fund decreased accumulated undistributed investment income-net by $79,857, decreased accumualated net realized gain (loss) on investments by $90,484 and increased paid-in capital by $170,341. Net assets were not affected by this reclassification.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended April 30, 2002, the fund did not borrow under the Facility.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 3--Management Fee and Other Transactions With Affiliates:

(A) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .55 of 1% of the value of the fund's average daily net assets and is payable monthly.

The Distributor retained $199,263 during the period April 30, 2002 from commissions earned on sales of the fund's shares.

(B) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Class B and Class C shares pay the Distributor for distributing their shares at an annual rate of .50 of 1% of the value of the average daily net assets of Class B shares and .75 of 1% of the value of the average daily net assets of Class C shares. During the period ended April 30, 2002, Class B and Class C shares were charged $230,801 and $42,285, respectively, pursuant to the Plan.

(C) Under the Shareholder Services Plan, Class A, Class B and Class C shares pay the Distributor at an annual rate of .25 of 1% of the value of the average daily net assets of their shares for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended April 30, 2002 Class A, Class B and Class C shares were charged $901,536, $115,400 and $14,095, respectively, pursuant to the Shareholder Services Plan.


The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended April 30, 2002, the fund was charged $184,080 pursuant to the transfer agency agreement.

(D) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $50,000 and an attendance fee of $6,500 for each in person meeting and $500 for telephone meetings.These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended April 30, 2002, amounted to $214,559,537 and $199,938,899, respectively.

At April 30, 2002, the cost of investments for Federal income tax purposes was $401,749,263; accordingly, accumulated net unrealized appreciation on investments was $6,686,654, consisting of $19,965,815 gross unrealized appreciation and $13,279,161 gross unrealized depreciation.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 5--Change in Accounting Principle:

As required, effective May 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing discount or premium on a scientific basis for debt securities on a daily basis. Prior to May 1, 2001, the fund amortized premiums on debt securities on a scientific basis but recognized market discount upon disposition. The cumulative effect of this accounting change had no impact on total net assets of the fund, but resulted in a $22,775 increase in accumulated undistributed investment income-net and a corresponding $22,775 decrease in accumulated net unrealized appreciation (depreciation) , based on securities held by the fund on April 30, 2001.

The effect of this change for the period ended April 30, 2002 was to increase net investment income by $57,082, decrease net unrealized appreciation (depreciation) by $50,470 and decrease net realized gains (losses) by $6,612.
The statement of changes in net assets and financial highlights for the prior periods have not been restated to reflect this change in presentation.


REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Trustees

Dreyfus Premier Municipal Bond Fund

We have audited the accompanying statement of assets and liabilities of Dreyfus Premier Municipal Bond Fund, including the statement of investments, as of April 30, 2002 and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2002 by correspondence with the custodian and others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier Municipal Bond Fund at April 30, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with accounting principles generally accepted in the United States.


New York, New York
June 3, 2002

                                                             The Fund


IMPORTANT TAX INFORMATION (Unaudited)

In accordance with Federal tax law, the fund hereby designates all the dividends paid from investment income-net during its fiscal year ended April 30, 2002 as "exempt-interest dividends" (not generally subject to regular Federal income tax).

As required by Federal tax law rules, shareholders will receive notification of their portion of the fund's taxable ordinary dividends (if any) and capital gain distributions (if any) paid for the 2002 calendar year on Form 1099-DIV which will be mailed by January 31, 2003.


BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (58)

Chairman of the Board (1995)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Corporate Director and Trustee

OTHER DIRECTORSHIPS AND AFFILIATIONS:

* The Muscular Dystrophy Association, Director

* Carlyle Industries, Inc., a button packager and distributor, Director

* Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director

* The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director

* QuikCAT.com, a developer of high speed movement, routing, storage and encryption of data, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 190

                              --------------

Clifford L. Alexander (68)

Board Member (1986)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* President of Alexander & Associates, Inc., a management consulting firm (January 1981-present)

* Chairman of the Board of Moody's Corporation (October 2000--Present)

* Chairman of the Board and Chief Executive Officer (October 1999--September
  2000) and Director (February 1993--September 1999) of The Dun and Bradstreet Corporation

OTHER DIRECTORSHIPS AND AFFILIATIONS:

* Wyeth (formerly, American Home Products Corporation), a global leader in pharmaceuticals, consumer healthcare products and animal health products, Director

* IMS Health, a service provider of marketing information and information technology, Director

* Mutual of America Life Insurance Company, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 49

                              --------------

Peggy C. Davis (58)

Board Member (1990)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Shad Professor of Law, New York University School of Law (1983-present)

* She writes and teaches in the fields of evidence, constitutional theory, family law, social sciences and the law, legal process and professional methodology and training

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 28

                                                             The Fund

BOARD MEMBERS INFORMATION (Unaudited) (CONTINUED)

Ernest Kafka (69)

Board Member (1986)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Physician engaged in private practice specializing in psychoanalysis of adults and adolescents (1962--present)

* Instructor at the New York Psychoanalytic Institute (1981--present)

* Associate Clinical Professor of Psychiatry at Cornell Medical School (1987--2002)

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 28

                              --------------

Nathan Leventhal (58)

Board Member (1987)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Chairman of the Avery- Fisher Artist Program (November 1997--Present)

* President of Lincoln Center for the Performing Arts, Inc (March 1984--December
  2000)

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 28

                              --------------

ONCE ELECTED ALL BOARD MEMBERS SERVE FOR AN INDEFINITE TERM. ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS, INCLUDING THEIR ADDRESS IS AVAILABLE IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION WHICH CAN BE OBTAINED FROM DREYFUS FREE OF CHARGE BY CALLING THIS TOLL FREE NUMBER: 1-800-554-4611.

SAUL B. KLAMAN, EMERITUS BOARD MEMBER


OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, PRESIDENT SINCE MARCH 2000.

     Chairman of the Board, Chief Executive Officer and Chief Operating Officer of the Manager, and an officer of 93 investment companies (comprised of 187 portfolios) managed by the Manager. Mr. Canter also is a Director or an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 56 years old, and has been an employee of the Manager since May 1995.

MARK N. JACOBS, VICE PRESIDENT SINCE MARCH 2000.

     Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 94 investment companies (comprised of 201 portfolios) managed by the Manager. He is 56 years old, and has been an employee of the Manager since June 1977.

STEVEN F. NEWMAN, SECRETARY SINCE MARCH 2000.

     Associate General Counsel and Assistant Secretary of the Manager, and an officer of 94 investment companies (comprised of 201 portfolios) managed by the Manager. He is 52 years old, and has been an employee of the Manager since July 1980.

MICHAEL A. ROSENBERG, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel of the Manager, and an officer of 93 investment companies (comprised of 199 portfolios) managed by the Manager. He is 42 years old, and has been an employee of the Manager since October 1991.

JANETTE E. FARRAGHER, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel of the Manager, and an officer of 15 investment companies (comprised of 26 portfolios) managed by the Manager. She is 39 years old, and has been an employee of the Manager since February 1984.

JAMES WINDELS, TREASURER SINCE NOVEMBER 2001.

     Director of Mutual Fund Treasury Accounting of the Manager, and an officer of 94 investment companies (comprised of 201 portfolios) managed by the Manager. He is 43 years old, and has been an employee of the Manager since April 1985.

GREGORY S. GRUBER, ASSISTANT TREASURER SINCE MARCH 2000.

     Senior Accounting Manager - Municipal Bond Funds of the Manager, and an officer of 29 investment companies (comprised of 59 portfolios) managed by the Manager. He is 43 years old, and has been an employee of the Manager since August 1981.

KENNETH SANDGREN, ASSISTANT TREASURER SINCE NOVEMBER 2001.

     Mutual Funds Tax Director of the Manager, and an officer of 94 investment companies (comprised of 201 portfolios) managed by the Manager. He is 47 years old, and has been an employee of the Manager since June 1993.

                                                             The Fund

                     For More Information

                        Dreyfus Premier Municipal Bond Fund
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        The Bank of New York
                        15 Broad Street
                        New York, NY 10286

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9263
                        Boston, MA 02205-8501

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166




To obtain information:

BY TELEPHONE
Call your financial representative
or 1-800-554-4611

BY MAIL  Write to:
The Dreyfus Premier Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

(c) 2002 Dreyfus Service Corporation                                  022AR0402